SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRSTHAND FUNDS
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Firsthand Funds
469 El Camino Real, Suite 227
Santa Clara, CA 95050

August 17, 2009

Dear Firsthand Funds Shareholder:

The enclosed Proxy Statement contains important information about a proposal we recommend be effected for each mutual fund (each, a “Fund”) of Firsthand Funds (the “Trust”) at a special meeting of shareholders to be held on November 9, 2009.

As described in the attached Notice and Proxy Statement, Shareholders of each Fund are being asked to:

•         APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH THE FUND’S NEW INVESTMENT ADVISER: SIVEST GROUP, INC.

The Board of Trustees, at a meeting held on July 30, 2009, approved SiVest Group, Inc. (“SiVest” or the “New Adviser”) as the new investment adviser to each Fund, effective August 3, 2009.  This new arrangement, which must be approved by the shareholders before December 31, 2009, would provide continuity of portfolio management and fee savings to each Fund’s shareholders.

SiVest has agreed to pay the expenses of the special meeting of shareholders and the related proxy solicitation.

The Trustees voted unanimously to approve these recommendations.  The Board believes these recommendations are in the best interests of each Fund and their shareholders.  The Trustees recommend that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders.  We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposal.  Please return your proxy as soon as possible.

Sincerely,

Kevin Landis
President and Chairman of the Board of Firsthand Funds

This material must be accompanied or preceded by a prospectus. Please read it carefully before investing or sending money.

Equity investing involves risks, including the potential loss of the principal amount invested. Firsthand Funds are subject to greater risk than more diversified funds.

Firsthand Funds are distributed by ALPS Distributors, Inc. FHF000467, exp. 3/31/10.

FIRSTHAND FUNDS
469 El Camino Real, Suite 227
Santa Clara, CA 95050

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”), will be held on November 9, 2009, at 2:00 p.m., Pacific Time, at Hilton San Jose, 300 Almaden Blvd., San Jose, California 95110, for the following purposes:

1            APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH THE FUND’S NEW INVESTMENT ADVISER: SIVEST GROUP, INC.

The Board of Trustees, at a meeting held on July 30, 2009, approved SiVest Group, Inc. (“SiVest” or the “New Adviser”) as the new investment adviser to Firsthand Funds, effective August 3, 2009.  This new arrangement, which must be approved by the shareholders by December 31, 2009, will provide cost savings to the Trust’s shareholders.

2.           TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Shareholders of record of each Fund at the close of business on August 11, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.

With respect to each proposal, the shareholders of each Fund will vote separately by Fund.

Shareholders are invited to attend in person.  If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

By Order of the Board of Trustees

Kevin Landis
President and Chairman of the Board

Dated: August 17, 2009

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2009

The Notice preceding this Proxy Statement is to advise you of the time, place and purposes of a Special Meeting of Shareholders of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”) to be held on November 9, 2009, at 2 p.m., (the “Meeting”).  The purpose of this Proxy Statement is to give you information on which you may base your voting decisions at the Meeting.  The Meeting will be held at Hilton San Jose, 300 Almaden Blvd., San Jose, California 95110.  This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about August 28, 2009.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust offers shares of four separate operational series or funds: Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund.  Each Fund offers only one share class, designated “Investor Class.”  As set forth in the attached notice, shareholders will be asked to vote on one proposal at the Meeting. Shareholders of each Fund are entitled to vote at the meeting, with each Fund voting separately and each share of each Fund counting as one vote regardless of the net asset value of that share.

All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon.  A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Meeting.  Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum.  Abstentions do not constitute a vote “for” and effectively result in a vote “against.”  Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Shareholders of record of the Funds on August 11, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on August 11, 2009, the Funds had the following outstanding shares:

Name of Fund	Shares Outstanding
Firsthand Technology Value Fund	6,491,067.794
Firsthand Technology Leaders Fund	2,329,658.168
Firsthand e-Commerce Fund	7,271,508.505
Firsthand Alternative Energy Fund	848,588.103

Each Fund will vote separately on Proposal 1.  For each Fund, one-third (33-1/3%) of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposal presented.  If a quorum is not present or presented at the Meeting for a Fund, the holders of a majority of the shares of that Fund present in person or by proxy shall have the power to adjourn the Meeting for that Fund to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

For each Fund, the approval of SiVest Group, Inc., to serve as investment adviser requires a majority of all outstanding shares of that Fund that are eligible to vote at the Meeting.  This means, for each Fund, the affirmative vote of a “majority of the outstanding voting securities” of the Fund as of the Record Date, regardless whether present in person or by proxy, is necessary for the proposal to be approved.  A majority of the outstanding voting shares for a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at the Meeting if more than 50% of the outstanding shares of a Fund are represented at the Meeting in person or by proxy.  Each Fund will vote separately for the investment advisory agreement that relates to that particular Fund.  Each share of a Fund will count as one vote regardless of the net asset value of that share.

For each Fund, if a quorum is present, but sufficient votes in favor of the proposal is not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies for that Fund.  Any such adjournment for a Fund will require the affirmative vote of a majority of the shares of that Fund present in person or by proxy at the session of the Meeting adjourned.  The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the proposals.

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Unaudited financial statements of the Trust in the form of the Semi-Annual Report dated June 30, 2008, and audited financial statements of the Trust in the form of the Annual Report dated December 31, 2008, have been mailed before this proxy mailing.  The Trust will furnish, without charge, a copy of the Annual Report or the Semi-Annual Report to any shareholder who requests the Report.  Shareholders may obtain such Reports, including the Semi-Annual Report dated June 30, 2009, when it becomes available, by contacting the Trust at P.O. Box 183120, Columbus, Ohio 43218-3120 or by calling 1.888.884.2675.

Information about each Fund (including the Funds’ Prospectus and SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090.  The Funds’ Annual and Semi-Annual reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov.  You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROPOSAL 1:  APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH THE FUND’S NEW INVESTMENT ADVISER: SIVEST GROUP, INC.

On July 10, 2009, the Funds’ former investment adviser, Firsthand Capital Management, Inc. (“FCM”), informed the Board that it did not intend to seek renewal of its contract as investment adviser to the Funds.  After substantial consideration (described in more detail below), the Board approved a new advisory contract with SiVest Group, Inc., effective August 3, 2009.  Under the 1940 Act, the new advisory contract with SiVest will expire on December 31, 2009, unless approved by the shareholders of each Fund.  If approved by the shareholders, the new advisory contract will continue for a one year period from the date of this Meeting and thereafter so long as it is re-approved by the Board annually in accordance with legal requirements.  A copy of the new advisory contract is attached to this Proxy Statement as Appendix A.

If a Fund’s shareholders do not approve the new advisory contract, the Board will take the appropriate action to ensure continued management of that Fund after reviewing the available alternatives, which may include re-soliciting shareholder approval of a new advisory agreement with that Fund.

THE NEW ADVISER
SiVest Group, Inc. (“SiVest”), started serving as the investment adviser and administrator to the Funds as of August 3, 2009.  Its offices are located at 469 El Camino Real, Suite 227, Santa Clara, CA 95050. SiVest provides investment advice to each Fund, manages its business affairs, and provides it with day-to-day administrative services.

Previously, Firsthand Capital Management, Inc., a California corporation, served as investment adviser to each Fund pursuant to an existing investment advisory agreement (the agreement between FCM and each Fund is called a “Prior Advisory Agreement” and collectively the “Prior Advisory Agreements”).  Under the Prior Advisory Agreements, FCM furnished investment advice and investment management services with respect to each Fund’s portfolio of securities and investments.

In mid-2009, Kevin Landis, the owner of FCM, determined that due to recent market turmoil and legacy costs, FCM did not have a sustainable business model at the present asset level that could be maintained over the long term.  Kevin Landis therefore decided to form a new advisory entity with a lower cost structure:  SiVest Group, Inc., also a California corporation.  Mr. Landis also decided that he would cease his employment at FCM and will instead provide investment advisory services to clients at SiVest.  On July 30, 2009, the independent trustees of Firsthand Funds approved the appointment of SiVest as the new investment adviser to Firsthand Funds, effective August 3, 2009.  On August 2, 2009, Kevin Landis resigned all his positions at FCM. Starting August 3, 2009, Kevin Landis continued to serve as a portfolio manager of each Fund. It is currently anticipated that FCM will be wound down and liquidated in an orderly fashion. This process should have no negative financial impact on the Trust or its shareholders and currently FCM has no financial obligations to the Trust or its shareholders.

THE LEGAL FRAMEWORK AND THE INTERIM AGREEMENT

Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company’s shareholders. In this situation, and for that reason, the Board approved an interim Investment Advisory Agreement between SiVest and each Fund (the “Interim Agreement”).  The Interim Agreement has the same terms as the New Advisory Agreements except for certain provisions required under Rule 15a-4 under the 1940 Act.  That rule allows mutual funds to enter into interim advisory agreements without shareholder approval for a temporary period under certain circumstances and provided the interim agreement contains certain terms.  Accordingly, the Interim Agreement provides that its term with respect to each Fund will expire on the earlier of (1) when the shareholders of that Fund approve the New Advisory Agreement and (2) 150 days following the termination of the Prior Advisory Agreement for that Fund.  In addition, the Interim Agreement provides that the compensation earned during its term will be held in an interest bearing escrow agreement with the Funds’ custodian or other bank.  Those escrow proceeds would be paid to SiVest with respect to each Fund if and when the shareholders of the applicable fund approve the New Advisory Agreement before the expiration of that 150-day period.  If the shareholders of a Fund do not approve the New Advisory Agreement with respect to that Fund, SiVest would be paid the lesser of its costs in performing its services under the Interim Agreement (plus interest earned on that amount) and the amount in the escrow account plus interest earned.

Therefore, in order for SiVest to be paid its advisory fees and for SiVest to continue to serve as investment adviser to the Funds after the 150-day period, shareholders of each Fund must approve the new investment advisory agreements with SiVest before December 31, 2009.

COMPARISON OF THE NEW ADVISORY AGREEMENTS AND THE PRIOR ADVISORY AGREEMENTS

Under the Prior Advisory Agreements, as compensation for the services performed by FCM, each Fund paid FCM a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.50% per annum (1.65% for Firsthand Alternative Energy Fund) of the daily net assets of each Fund.  However, FCM had agreed to reduce such fee or, if necessary, makes expense reimbursements to each Fund to the extent required to limit the total annual operating expenses of each Fund, excluding certain Fund expenses, to 1.95% of its average daily net assets up to $200 million (2.10% for Firsthand Alternative Energy Fund); 1.90% of such assets from $200 million to $500 million (2.05% for Firsthand Alternative Energy Fund); 1.85% of such assets from $500 million to $1 billion (2.00% for Firsthand Alternative Energy Fund); and 1.80% of such assets in excess of $1 billion (1.95% for Firsthand Alternative Energy Fund).  For the fiscal year ended December 31, 2008, Firsthand Technology Value Fund paid advisory fees of $4,110,728, Firsthand Technology Leaders Fund paid advisory fees of $687,460, Firsthand e-Commerce Fund paid advisory fees of $437,521 and Firsthand Alternative Energy Fund paid advisory fees of $56,141.  The Prior Advisory Agreements for Firsthand Technology Value Fund and Firsthand Technology Leaders Fund were last approved by those Funds’ shareholders at a meeting on July 14, 1999.  The Prior Advisory Agreements for Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund were last approved by those Funds’ initial shareholder upon organization of those Funds.  All four Prior Advisory Agreements were last approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, at a meeting of the Board of Trustees held on August 9, 2008.

The New Advisory Agreements and its terms are identical in all material respects to the Prior Advisory Agreements, except that the investment advisory fees have been lowered for each Fund, as further discussed below.  A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the New Advisory Agreement is only a summary.  You should refer to Exhibit A for a form of the complete New Advisory Agreement.

Under the New Advisory Agreements, as compensation for the services performed by SiVest, each Fund pays SiVest a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.40% per annum (1.53% for Firsthand Alternative Energy Fund) of the daily net assets of each Fund.  However, SiVest shall reduce such fee or, if necessary, makes expense reimbursements to each Fund to the extent required to limit the total annual operating expenses of each Fund to 1.85% of its average daily net assets up to $200 million (1.98% for Firsthand Alternative Energy Fund); 1.80% of such assets from $200 million to $500 million (1.93% for Firsthand Alternative Energy Fund); 1.75% of such assets from $500 million to $1 billion (1.88% for Firsthand Alternative Energy Fund); and 1.70% of such assets in excess of $1 billion (1.83% for Firsthand Alternative Energy Fund).

As is the case under the Prior Advisory Agreements, the New Advisory Agreements provide that SiVest will provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of Firsthand Funds, the fundamental policies of the Funds, as reflected in its registration statement, and any policies and determinations of the Board of Trustees.

If approved by shareholders, each New Advisory Agreement will continue in effect for one year from the date of this Meeting and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board of Firsthand Funds or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of Firsthand Funds or of any such party.  Each New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60-days’ written notice, provided that such termination by a Fund shall be directed or approved by a vote of the Board of Firsthand Funds, or by a vote of holders of a majority of the shares of that Fund.

Both the Prior Advisory Agreements and the New Advisory Agreements provide that the investment adviser would have no liability to the Funds or any shareholder of the Funds for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the investment adviser of its duties under the agreements (“Disabling Conduct”), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services.  The New Advisory Agreements, like the Prior Advisory Agreements, provide that the Funds shall indemnify the adviser and its employees, officers and directors from any liability arising from the adviser’s conduct under the New Advisory Agreement, except for Disabling Conducts, to the extent permitted by the Funds’ governing documents and applicable law.

The Board of Trustees of Firsthand Funds has determined that each New Advisory Agreement is fair and in the best interests of each Fund’s shareholders.  In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

EVALUATION BY THE BOARD OF TRUSTEES
At a special board meeting on July 10, 2009, the Independent Trustees were informed that FCM did not intend to renew its advisory contract.  At a special board meeting on July 30, 2009, the Independent Trustees considered a proposal to elect SiVest Group, Inc. as the new investment advisor to the Funds. After due deliberation, at which time the full Board, and, separately, the Independent Trustees, unanimously recommended that each Fund enters into the New Advisory Agreement with SiVest and authorized the submission of the New Advisory Agreements to the shareholders of each Fund for their approval. The information below summarizes the Board’s considerations in connection with its approval of the New Advisory Agreements.  In deciding to approve the New Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that all of the various factors referred to below, in the aggregate, favored such approval.  In considering these matters, the Trustees were advised with respect to relevant legal standards by independent legal counsel to the Independent Trustees.  Management of SiVest did not participate in any of the Independent Trustees’ deliberations.

THE TRUSTEES’ CONSIDERATIONS

The Independent Trustees carefully evaluated the experience of SiVest’s key personnel in portfolio management (including the retention of Kevin Landis as a portfolio manager for each Fund, the retention of all members of the research team, and the addition of Han Lee as a co-manager of the e-Commerce Fund), the high quality of services SiVest is expected to provide to the Funds, and the lower compensation proposed to be paid to SiVest, and found particularly significant:

•	Mr. Landis will continue to be a portfolio manager for each Fund;
•	the terms of the New Advisory Agreements are substantially similar to the Prior Advisory Agreements;
•	the compensation payable to SiVest under the New Advisory Agreements are lower than those payable to FCM under the Prior Advisory Agreements;
•	Key personnel at the research, compliance, finance, marketing and operational departments who left FCM have joined SiVest; and

The Independent Trustees also have given careful consideration to other factors deemed to be relevant to the Funds, including, but not limited to:

•	the overall performance of each Fund in relation to the Fund’s objective;
•	the reputation, qualifications and background of Mr. Landis (including his history of managing FCM), as well as the qualifications of the employees of SiVest;
•	the financial strength of SiVest, including its ability to provide the financial resources necessary to manage the Funds and to fulfill its obligations under the various agreements with the Trust; and
•	other factors the Trustees deemed relevant.

The Independent Trustees have also discussed whether they should consider other investment advisers to take over the management of the Funds. After careful consideration, the Independent Trustees have determined that because of the continuity of management that SiVest provides, particularly in regard to Mr. Landis’ reputation as an experienced technology investor, the long-term track record of Mr. Landis as a portfolio manager of each Fund, and, in the case of Technology Value Fund, Mr. Landis’ experience with illiquid portfolio holdings, it is not necessary to seek another investment adviser to manage the Funds.

SiVest has advised the Board that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the transition.  In the case of Technology Value Fund, which is in the process of executing a plan to reduce its illiquid securities percentage, SiVest has advised the Board it will continue to implement the plan.  In the case of Alternative Energy Fund, which has a program whereby the investment adviser donates a portion of its investment advisory fees to various non-profit organizations as elected by Fund shareholders, SiVest has advised the Board it would continue the same practice. Accordingly, the Board believes that each Fund should receive investment advisory services under the New Advisory Agreements similar to those it currently receives under the Prior Advisory Agreements, at lower fee levels.

Vote Required and Recommendation

The approval of the New Investment Advisory Agreements with SiVest for each Fund requires a majority of all shares of a Fund that are eligible to vote at the Meeting.  This means that the affirmative vote of a “majority of the outstanding voting securities” (as explained above) of a Fund as of the Record Date, regardless whether present in person or by proxy, is necessary to approve the New Advisory Agreement for that Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting
Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses
The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne by SiVest.

Solicitation of Proxies
This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service providers, and other agents of the Trust (including proxy soliciting agents) also may solicit proxies by telephone or otherwise.

Adviser and Administrator
Firsthand Capital Management, Inc., with principal offices at 125 South Market, Suite 1300, San Jose, California 95113, acted as the investment adviser and administrator to the Funds and generally administered the affairs of each Fund until August 2, 2009.  The new adviser and administrator, SiVest Group, Inc., maintains offices at 469 El Camino Real, Suite 227, Santa Clara, California 95050.  Similar to FCM, SiVest is a registered investment adviser organized in the State of California.  SiVest is wholly owned by Kevin Landis, who serves as President and Chief Executive Officer of SiVest.

Control Persons and Principal Holders of Securities
As of the Record Date, Kevin Landis, individually, was a beneficial owner of more than 1% of Firsthand Alternative Energy Fund and Firsthand e-Commerce Fund.  The Adviser owned, as of the Record Date, more than 5% of Firsthand Alternative Energy Fund.  No other Trustees or officers of the Trust or of the Adviser, individually or as a group, beneficially owned more than 1% of the outstanding shares of the Funds.  The following table lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Fund
Firsthand Technology Value Fund
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,765,322.288	27.20%
National Financial Services Corp. 200 Liberty Street, Floor 5 New York, NY 10281	1,446,327.346	22.28%
TD Ameritrade Clearing Inc. 1005 North Ameritrade Place Bellevue, NE 68005	633,780.297	9.76%

Firsthand Technology Leaders Fund
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	681,149.506	29.24%
National Financial Services Corp. 200 Liberty Street, Floor 5 New York, NY 10281	373,454.232	16.03%
TD Ameritrade Clearing Inc. 1005 North Ameritrade Place Bellevue, NE 68005	328,498.389	14.10%

Firsthand e-Commerce Fund
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,700,233.534	23.38%
National Financial Services Corp. 200 Liberty Street, Floor 5 New York, NY 10281	1,640,291.624	22.56%
TD Ameritrade Clearing Inc. 1005 North Ameritrade Place Bellevue, NE 68005	577,204.971	7.94%

Firsthand Alternative Energy Fund
National Financial Services Corp. 200 Liberty Street, Floor 5 New York, NY 10281	386,930.405	45.60%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	211,042.171	24.87%
TD Ameritrade Clearing Inc. 1005 North Ameritrade Place Bellevue, NE 68005	93,579.334	11.03%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter
The principal underwriter of the Funds’ shares is ALPS Distributors, Inc. (the “Distributor”).  The Distributor offers the Funds’ shares to the public on a continuous basis.  The address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Sub-Administrator
Currently, Citi Fund Services Ohio, Inc. (“Citi”) serves as Sub-Administrator of the Funds.  The Sub-Administrator assists the Administrator and provides management and administrative services necessary for the operation of the Funds.  The Sub-Administrator’s main office is located at P.O. Box 183120, Columbus, Ohio 43218-3120.  Effective on or about November 21, 2009, PNC Global Investment Servicing (U.S.) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809 will serve as new Sub-Administrator of the Funds in a similar capacity as the current Sub-Administrator. The change in Sub-Administrator will likely result in cost savings to SiVest in an amount expected to be smaller than the advisory fee reduction for shareholders discussed above.

Independent Auditors
Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the Funds’ independent auditor.

Shareholder Proposals
The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Omar Billawala, Secretary, Firsthand Funds
August 17, 2009

EXHIBIT A: NEW ADVISORY AGREEMENT

SIVEST GROUP, INCORPORATED
MASTER INVESTMENT ADVISORY AGREEMENT

This Master Investment Advisory Agreement (“Agreement”), is made and entered into as of ______________, 2009 by and between FIRSTHAND FUNDS, a Delaware statutory trust (the “Trust”) and SIVEST GROUP, INCORPORATED (the “Adviser”) each having its principal place of business at 469 El Camino Real, Suite 227, Santa Clara, CA  95050.

In consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.
The Trust hereby appoints the Adviser to manage the investment and reinvestment of assets of the series of the Trust (the “Funds”), listed on Schedule A attached hereto for the period and on the terms set forth in this Agreement.  In the event that the Trust establishes one or more additional portfolios or funds (“Additional Funds”) with respect to which it wishes to retain the Adviser to act as investment adviser hereunder, the Trust shall notify the Adviser in writing.  Upon written acceptance by the Adviser, such Additional Funds shall be listed on an amended Schedule A and shall become subject to the provisions of this Agreement to the same extent as the existing Funds, except to the extent that such provisions (including those relating to the compensation and expenses payable by the Trust and its Funds) may be modified with respect to each Additional Fund in writing by the Trust and the Adviser at the time of the addition of the Additional Fund.  The Adviser accepts such appointment and agrees to continue to render the services herein set forth, for the compensation herein provided.

2.
Each Fund shall at all times inform the Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs.  It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

3.
Subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies, and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information.  The Adviser shall determine from time to time what securities will be purchased, retained or sold by each Fund, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”), the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund.  In placing orders for a Fund with brokers and dealers with respect to the execution of the Fund’s securities transactions, the Adviser shall attempt to obtain the best net results.  In doing so, the Adviser may consider such factors which it deems relevant to the relevant Fund’s best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.  The Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by a Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction; provided, however, that the Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction.  In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof on behalf of a Fund except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act.  The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Trust, provided that in no event shall the Adviser be responsible for any expense occasioned by the performance of such functions.

4.
The Adviser is responsible for (1) compensation of any of the Trust’s trustees, officers and employees who are interested persons of the Adviser and (2) compensation of the Adviser’s personnel and other expenses incurred in connection with the provisions of portfolio management services under this Agreement.  Other than as herein specifically indicated, the Adviser shall not be responsible for any Fund’s expenses.  Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of a Fund whose services may be used by the Adviser hereunder, for any of the following expenses of such Fund, which expenses shall be borne by that Fund:  legal and audit expenses, organization expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodian, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or purchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualification; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to Fund shareholders; cost of stationery; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Trust; and the Fund’s pro rata portion of premiums of any fidelity bond and other insurance covering the Trust and its officers and trustees.

5.
No trustee, officer or employee of the Trust Fund shall receive from any Fund any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser.  This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

6.
As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at the rate based on such Fund’s average daily net assets as set forth on Schedule A attached hereto.  The Adviser shall reduce such fee or, if necessary, make expense reimbursements to each Fund to the extent required to limit the total annual operating expenses of such Fund (net of Rule 12b-1 and shareholder servicing fees, is any) to the amounts set forth on Schedule A attached hereto.  The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York Stock Exchange or such other time as may be determined by the Board of Trustees of the Fund.  Any of such payments as to which the Adviser may so request shall be accompanied by a report of the applicable Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

7.
The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Trust in the following or declining to follow any advice or recommendation of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to any Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.
The Adviser shall be an independent contractor and shall have no authority to act for or represent any Fund in its investment commitments unless otherwise provided.  No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser whether on behalf of the Adviser or whether purporting to have been entered into on behalf of a Fund shall be finding upon that Fund, and all acts authorized to be done by the Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9.
Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a trustee, officer, or employee of the Trust to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10.
As used in this Agreement, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.
This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser.  This Agreement may also be terminated at any time with respect to a Fund, without the payment of penalty, by the Board of Trustees of the Trust, or by a vote of a majority of the Fund's outstanding voting securities on behalf of such Fund, or by the Adviser, on sixty (60) days’ written notice addressed to the other party at its principal place of business.

12.
This Agreement shall become effective on the date hereof and shall continue in effect with respect to a Fund for one year (except for any new series of Firsthand Funds, which will have an initial two year term) and from year to year thereafter only so long as specifically approved annually, (1) by vote of a majority of the trustees of the Trust who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and, (2) either by vote of the holders of a majority of the outstanding voting securities of such Fund or by a majority vote of the Trust’s Board of Trustees.

13.
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no materials amendment of this Agreement shall be effective with respect to a Fund until approved by vote of the holders of a majority of such Fund’s outstanding voting securities.

14.
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed by their officers thereunto duly authorized on the day and year first above written.

FIRSTHAND FUNDS

By___________________________
    Name:
    Title:

SIVEST GROUP, INCORPORATED

By___________________________
    Name:
    Title:

Schedule A

Fund Name	Fee as a Percentage of Average Daily Net Assets	Total Annual Operating Expense Limitation

Firsthand Technology Value Fund	1.40%
1.85% of its average daily net assets up to $200 million; 1.80% of such assets from $200 million to $500 million; 1.75% of such assets from $500 million to $1 billion; and 1.70% of such assets in excess of $1 billion

Firsthand Technology Leaders Fund	1.40%
1.85% of its average daily net assets up to $200 million; 1.80% of such assets from $200 million to $500 million; 1.75% of such assets from $500 million to $1 billion; and 1.70% of such assets in excess of $1 billion

Firsthand e-Commerce Fund	1.40%
1.85% of its average daily net assets up to $200 million; 1.80% of such assets from $200 million to $500 million; 1.75% of such assets from $500 million to $1 billion; and 1.70% of such assets in excess of $1 billion

Firsthand Alternative Energy Fund	1.53%
1.98% of its average daily net assets up to $200 million; 1.93% of such assets from $200 million to $500 million; 1.88% of such assets from $500 million to $1 billion; and 1.83% of such assets in excess of $1 billion

 EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS	PROXY CARD
FIRSTHAND E-COMMERCE FUND
Proxy for the Special Meeting of Shareholders – November 9, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand e-Commerce Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Meeting of Shareholders of Firsthand e-Commerce Fund to be held November 9, 2009, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 at 2:00 p.m., Pacific time, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Each Fund will vote separately and each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	FHF_20548_081309_A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Firsthand Funds
      Firsthand E-Commerce Fund Shareholder Meeting to Be Held on November 9, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/fhf20548

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve an investment advisory agreement with the fund’s new investment adviser, SiVest Group, Inc.	[ ]	[ ]	[ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

FHF_20548_081409_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS	PROXY CARD
FIRSTHAND ALTERNATIVE ENERGY FUND
Proxy for the Special Meeting of Shareholders – November 9, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Alternative Energy Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Meeting of Shareholders of Firsthand Alternative Energy Fund to be held November 9, 2009, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 at 2:00 p.m., Pacific time, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Each Fund will vote separately and each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	FHF_20548_081309_B

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Firsthand Funds
        Firsthand Alternative Energy Fund Shareholder Meeting to Be Held on November 9, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/fhf20548

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve an investment advisory agreement with the fund’s new investment adviser, SiVest Group, Inc.	[ ]	[ ]	[ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

FHF_20548_081409_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS	PROXY CARD
FIRSTHAND TECHNOLOGY LEADERS FUND
Proxy for the Special Meeting of Shareholders – November 9, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Technology Leaders Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Meeting of Shareholders of Firsthand Technology Leaders Fund to be held November 9, 2009, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 at 2:00 p.m., Pacific time, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Each Fund will vote separately and each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person..

Shareholder sign here

Co-owner sign here

Date	FHF_20548_081309_C

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Firsthand Funds
        Firsthand Technology Leaders Fund Shareholder Meeting to Be Held on November 9, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/fhf20548

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve an investment advisory agreement with the fund’s new investment adviser, SiVest Group, Inc.	[ ]	[ ]	[ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

FHF_20548_081409_C

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS	PROXY CARD
FIRSTHAND TECHNOLOGY VALUE FUND
Proxy for the Special Meeting of Shareholders – November 9, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Technology Value Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Meeting of Shareholders of Firsthand Technology Value Fund to be held November 9, 2009, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 at 2:00 p.m., Pacific time, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Each Fund will vote separately and each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	FHF_20548_081309_D

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Firsthand Funds
Firsthand Technology Value Fund Shareholder Meeting to Be Held on November 9, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/fhf20548

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve an investment advisory agreement with the fund’s new investment adviser, SiVest Group, Inc.	[ ]	[ ]	[ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

FHF_20548_081409_D